SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

May 22, 2003
Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Information.

On May 22, 2003, Modine announced the retirement plans of its Chairman of the Board, Donald R. Johnson. A copy of the Company's news release relating to that announcement is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.
20	News release of Registrant dated May 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/D. B. Rayburn
D. B. Rayburn President and Chief Execitive Officer

By: /s/D. R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

Date: May 22, 2003

EXHIBIT INDEX
Exhibit Number	Description	Sequentially Numbered

20	Press Release of Registrant dated May 22, 2003.